Financial Income and Expense (Tables)	12 Months Ended
Dec. 31, 2022
Financial Income and Expense
Schedule of financial income and expense

	2022	2021	2020

	(€ in thousands)
Interest income:
Current accounts and deposits	106	5	313
Interest costs:
Current accounts and deposits	(406)	(355)	(129)
Lease liability	(793)	(835)	(409)
Loans and borrowings	(3,928)	(2,215)	(1,502)
Foreign exchange result:
Net foreign exchange benefit/(loss)	3,627	611	(1,989)
	(1,394)	(2,789)	(3,716)